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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   November 1, 2000
                                                   ---------------------


                                 MIM Corporation
                                 ---------------
             (Exact name of registrant as specified in its charter)


        Delaware                  0-28740                      05-0489664
-------------------------  ------------------------    -------------------------
(State of incorporation) (Commission File Number)        (IRS Employer
                                                         Identification No.)

        100 Clearbrook Road, Elmsford, NY                     10523
   --------------------------------------------        --------------------
    (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (914) 460-1600
                                                           --------------


                -------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5. Other Events

      On November 6, 2000, MIM Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


               99.1 Press Release, dated November 6, 2000, issued by MIM Corporation.


                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 6, 2000                         MIM Corporation

                                                By: /s/ Barry A. Posner
                                                    ----------------------
                                                    Name: Barry A. Posner
                                                    Title: Vice President





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


                                 EXHIBIT INDEX
                                 -------------


    Exhibit No.          Exhibit
    -----------          -------


             99.1 Press Release, dated November 6, 2000, issued by MIM Corporation.




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